                                                                   EXHIBIT 10.3

_______________________________________________________________________________

           NDE ENVIRONMENTAL CORPORATION, TANKNOLOGY/NDE CORPORATION,
   USTMAN INDUSTRIES, INC., PROECO, INC., AND TANKNOLOGY CANADA (1988), INC.

                     SECURITY AGREEMENT - PERSONAL PROPERTY

_______________________________________________________________________________


                          DATED AS OF OCTOBER 25, 1996

                               TABLE OF CONTENTS



SECTION 1.       PURCHASE AGREEMENT DEFINITIONS.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 1.1      GRANT OF SECURITY INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 1.2      DEFINITION - SECURED OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 1.3      DEFINITION - COLLATERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                 1.4      DEFINITION - PROCEEDS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

SECTION 2.       ENFORCEMENT, REMEDIES AND APPLICATION OF PROCEEDS. . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 2.1      REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 2.2      DISCONTINUANCE OF REMEDIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 2.3      CUMULATIVE REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 2.4      POWER OF ATTORNEY.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

SECTION 3.       COVENANTS, WARRANTIES AND AGREEMENTS OF DEBTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 3.1      RECORDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 3.2      ACCOUNTING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 3.3      COOPERATION.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 3.4      DISCHARGE TAXES, ASSESSMENTS, ETC.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 3.5      EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 3.6      LIMITATIONS ON DISPOSITIONS OF ACCOUNTS AND CONTRACTS.  . . . . . . . . . . . . . . . . . . . 7
                 3.7      NEGATIVE PLEDGE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 3.8      NOTICES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 3.9      PRESERVATION OF COLLATERAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                 3.10     CHIEF EXECUTIVE OFFICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

SECTION 4.       INDEMNIFICATION.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 4.1      INDEMNIFICATION OF SECURED PARTY.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 4.2      COSTS AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

SECTION 5.       TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

SECTION 6.       RECORDATION AND FILING.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

SECTION 7.       WAIVERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

SECTION 8.       SECURITY INTEREST ABSOLUTE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

SECTION 9.       RELEASE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

SECTION 10.      MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 10.1     RULES OF CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
                 10.2     NOTICES.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 10.3     SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 10.4     AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 10.5     SUCCESSORS AND ASSIGNS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 10.6     FURTHER ACTS AND DOCUMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 10.7     COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 10.8     GOVERNING LAW.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 10.9     WAIVER OF JURY TRIAL.     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 10.10    CONSENT TO JURISDICTION, VENUE AND SERVICE OF PROCESS.  . . . . . . . . . . . . . . . . . .  11

                     SECURITY AGREEMENT - PERSONAL PROPERTY


         This is the SECURITY AGREEMENT dated as of October 25, 1996 ("Agreement") by and between NDE ENVIRONMENTAL CORPORATION ("NDE"), a Delaware corporation, TANKNOLOGY/NDE CORPORATION ("TCI"), a Delaware corporation, USTMAN INDUSTRIES, INC. ("USTMAN"), a Delaware corporation, PROECO, INC. ("Proeco"), a Delaware corporation, and TANKNOLOGY CANADA (1988), INC. ("Canada"), a
Canadian Federal corporation, and BANC ONE CAPITAL PARTNERS, L.P. ("BOCP"), an Ohio limited partnership, provided for in and entered into pursuant to the NOTE AND WARRANT PURCHASE AGREEMENT, as amended, restated, supplemented or otherwise modified from time to time ("Purchase Agreement") by and among BOCP, as purchaser, and NDE, TCI, USTMAN, PROECO and CANADA, as sellers.

         NDE, TANKNOLOGY, TCI, USTMAN, PROECO and CANADA, together with their respective successors and assigns, are referred to collectively as the "Debtors," and individually as a "Debtor." BOCP, together with its successors and assigns, is referred to as the "Secured Party." The Debtors and the Secured Party are referred to collectively as the "Parties" and individually as a "Party."

         THIS SECURITY AGREEMENT IS ONE OF THE RELATED DOCUMENTS REFERRED TO IN THE PURCHASE AGREEMENT.

         In consideration of their mutual promises set forth in this Agreement and the Purchase Agreement, the Parties hereby agree as follows.

SECTION 1.       PURCHASE AGREEMENT DEFINITIONS.

         All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Purchase Agreement. The terms defined in the Purchase Agreement that are used with such definitions in this Agreement include:

"Acceleration"
"Applicable Law"
"Event of Default"
"Intercreditor Agreement"
"Lien"
"Note"
"Permitted Liens"
"Person"
"Pledge Agreement"
"Related Documents"
"Senior Lender"

         SECURITY INTEREST.

         1.1 GRANT OF SECURITY INTEREST. As security for the timely payment of the Secured Obligations (as defined below), the Debtors hereby jointly and severally grant to the Secured Party a security interest in all of the Collateral (as defined below) whether now or hereafter owned, acquired, arising or existing by each of them, whether acquired by contract or operation of law and wherever located.

         1.2 DEFINITION - SECURED OBLIGATIONS. The term "Secured Obligations" means (i) all obligations of the Debtors evidenced by the Senior Subordinated Note due December 31, 2001, and dated October 25, 1996, made payable by the Debtors to the Secured Party in the principal amount of $8,000,000, which note was purchased by the Secured Party for $8,000,000 pursuant to the Purchase Agreement, together with all extensions, renewals, amendments, modifications and novations thereof, and (ii) all obligations of the Debtors to make payments or reimburse costs and expenses under this Agreement or the Purchase Agreement.

         1.3 DEFINITION - COLLATERAL. The term "Collateral" means all tangible and intangible personal property now or hereafter owned, acquired, arising or existing by or of each of the Debtors, whether acquired by contract or operation of law and wherever located, including all of the following types of personal property:

                 (i) all Accounts, Chattel Paper, Deposit Accounts, Documents, Equipment, Fixtures, Goods, Instruments and Securities (all as defined in the Code);

                 (ii) all accessions to, substitutions for, replacements and products of the foregoing;

                 (iii) all books and records (including customer lists, credit files, tapes, ledger cards, computer software and hardware, electronic data processing software, computer programs, print-outs and other computer materials and records) of the Debtors evidencing or containing information regarding or otherwise pertaining to any of the foregoing; and

                 (iv) all Proceeds (as defined below) of or from the foregoing.

         1.4 DEFINITION - PROCEEDS. The term "Proceeds" means any "proceeds" as such term is defined in the Code, including the following at any time whatsoever arising or receivable: (i) whatever is received upon any collection, exchange, sale or other disposition, of any of the Collateral, and any property into which any of the Collateral is converted, whether cash or non-cash proceeds, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any Debtor from time to time with respect to any of the Collateral, including claims paid and premium refunds, (iii) any and all payments (in any form whatsoever) made or due and payable to any Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

SECTION 2.       ENFORCEMENT, REMEDIES AND APPLICATION OF PROCEEDS.

         2.1 REMEDIES. The Debtors agree that when an Event of Default has occurred and is continuing, the Secured Party shall have the rights, options, duties and remedies of a secured party, and the Debtors shall have the rights and duties of a debtor, under the Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) as applicable, and the Secured Party shall have the following rights and remedies.

                 (a) The Secured Party shall have all of the rights and remedies provided for under the Note and the Purchase Agreement, including the Acceleration of payment of the Note.

                 (b) The Secured Party shall have all the rights of a secured party under the Code or by other provisions of applicable law to enforce the security interests contained herein, including without limitation, the right to sell or otherwise dispose of any or all of the Collateral.

                 (c) The Secured Party personally or by agents or attorneys, shall have the right (subject to compliance with any applicable mandatory legal requirements) to take immediate possession of the Collateral, or any portion thereof, and for that purpose may pursue the same wherever it may be found, and may enter any of the premises of the Debtors, with or without notice, demand, process of law or legal procedure, if this can be done without breach of the peace, and search for, take possession of, remove, keep and store the Collateral, or use and operate or lease the Collateral until sold.

                 (d) Any Collateral repossessed by the Secured Party under or pursuant to this Section 2.1 may be sold, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Secured Party or after any repair which the Secured Party shall determine to be commercially reasonable. Any such disposition which shall be a public or private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 business days written notice to Debtors specifying the times at which such disposition is to be made and the intended sale price or other consideration therefor. To the extent permitted by any such requirement of law, the Secured Party may itself bid for and become the purchaser of the Collateral or any part thereof without accountability to Debtors. In the payment of the purchase price therefor, the Secured Party shall be entitled to have credit on account of the purchase price thereof of amounts owing to the Secured Party on account of the indebtedness hereby secured and the Secured Party may deliver the claims for interest on or principal of the Note or other indebtedness hereby secured in lieu of cash up to the amount which would, upon distribution of the net proceeds of such sale, be payable thereon. If, under mandatory requirements of applicable law, the Secured Party shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to Debtors as hereinabove specified, the Secured Party need give Debtors only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

                 (e) The Secured Party may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the recovery of judgment for the indebtedness hereby secured or for the enforcement of any other legal or equitable remedy available under applicable law.

                 (f) Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Debtors in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Debtors, their successors and assigns, and against any and all persons claiming the property sold, or any part thereof under, by or through the Debtors, their successors or assigns.

                 (g) Nothing hereby contained is intended, nor should it be construed, to preclude the Secured Party from pursuing any other remedy provided by law for the collection of the Secured Obligations or any portion thereof, or for the recovery of any other sums to which the Secured Party may be or become entitled for the breach of this Agreement by the Debtors.

                 (h) Until termination of this Agreement, the Secured Party shall have and may exercise any and all of its rights and remedies given by this Agreement or under any applicable law. This Agreement and all such rights and remedies shall inure to the benefit of the Secured Party's successors and permitted assigns and to any other holder who derives from the Secured Party title to or an interest in the Note, the Secured Obligations or any portion thereof or participation therein, and shall bind the Debtors and the successors and assigns of the Debtors.

                 (i) Upon the occurrence and during the continuance of an Event of Default, in the case of any sale or disposition of the Collateral, or the realization of funds therefrom, the Proceeds thereof shall be applied: first, to the payment of the reasonable expenses of such sale, reasonable commissions, reasonable attorneys' fees and all reasonable charges paid or incurred by the Secured Party pertaining to said sale, including any taxes or other charges imposed by law upon the Collateral and/or the owning, holding or transferring thereof; second, to pay, satisfy and discharge the Secured Obligations; and, third, to pay the surplus, if any, to the Debtors. To the extent such Proceeds do not satisfy the foregoing items, the Debtors hereby promise and agree to pay any deficiency.

         2.2 DISCONTINUANCE OF REMEDIES. In case the Secured Party shall have proceeded to enforce any right under this Agreement by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, and in every such case, the Debtors and the Secured Party shall be restored to their former respective positions and rights hereunder with respect to the property subject to the security interest created under this Agreement.

         2.3 CUMULATIVE REMEDIES. No delay or omission of the Secured Party to exercise any right or power arising from an Event of Default shall exhaust or impair any such right or power or prevent its exercise during the continuance of such Event of Default. No waiver by the Secured Party of any such Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Event of Default, or to impair the rights resulting therefrom except as may be otherwise provided herein. The Secured Party may exercise any one or more or all of the remedies hereunder and no remedy is intended to be exclusive of any other remedy but each and every remedy shall be cumulative and in addition to any and every other remedy given hereunder or otherwise existing now or hereafter at law or in equity; nor shall the giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the indebtedness secured under this Agreement operate to prejudice, waive or affect the security of this Agreement or any rights, powers or remedies hereunder, nor shall the Secured Party be required to first look to, enforce or exhaust such other additional security, collateral or guaranties.

         2.4     POWER OF ATTORNEY.

                 (a) The Debtors do hereby irrevocably constitute and appoint the Secured Party and its successors and assigns and agents, upon the occurrence and during the continuance of an Event of Default, their true and lawful attorney with full power of substitution for them and in their name, place and stead, to ask, demand, collect, receive, receive for and sue for any and all Proceeds with full power to settle, adjust or compromise any claim thereunder as fully as the Debtors could themselves do, and to endorse the name of the Debtors on all instruments or commercial paper given in payment or in part payment thereof, and in its reasonable discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Debtors or otherwise, which the Secured Party may deem necessary in its reasonable discretion to perfect, protect and preserve the right, title and interest of the Secured Party in and to such Proceeds and the security intended to be afforded hereby. Without limiting the generality of the foregoing, Secured Party or its agents shall specifically be authorized to do all acts and things necessary to fulfill Debtor's obligations under the Purchase Agreement.

                 (b) The Parties acknowledge that the powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and that anything herein contained to the contrary notwithstanding, neither the Secured Party nor its successors or assigns or agents shall have any duty, obligation or liability by reason of or arising out of this Agreement to make any inquiry as to the nature or sufficiency of, to present or file any claim with respect to, or to take any action to collect or enforce the payment of, any amounts to which it may be entitled at any time by virtue of this Agreement.

SECTION 3.       COVENANTS, WARRANTIES AND AGREEMENTS OF DEBTORS.

                 Each Debtor covenants, warrants and agrees with Secured Party that until the Secured Obligations are paid in full:

         3.1 RECORDS. Such Debtor shall keep accurate and complete books and records of the Collateral in a manner consistent with the reasonable requirements of the Secured Party and the requirements of any governmental agency and allow the Secured Party, during regular business hours and upon reasonable notice, reasonable access to examine, inspect and make abstracts from, or copy any of such books and records.

         3.2 ACCOUNTING. Such Debtor shall at the reasonable request of the Secured Party, which request shall be made no more frequently than monthly, deliver to it copies of all accounting and other records pertaining to the Collateral or any portion thereof.

         3.3 COOPERATION. The Debtors will faithfully preserve and protect the Secured Party's security interest in the Collateral and will, at their own cost and expense, cause such security interest to be perfected and continued perfected so long as the Secured Obligations or any portion thereof are outstanding and unpaid, and for such purpose the Debtors will from time to time at the reasonable request of the Secured Party file or record, or cause to be filed or recorded, such instruments, documents and notices, including without limitation, financing statements and continuation statements, as the Secured Party may deem reasonably necessary or advisable from time to time in order to perfect and continue perfected said security interests. The Debtors will do all such other acts and things and will execute and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as the Secured Party may deem reasonably necessary or advisable from time to time in order to perfect and preserve the priority of said security interest.

         3.4 DISCHARGE TAXES, ASSESSMENTS, ETC. Such Debtor will pay promptly and within the time that they can be paid without interest or penalty, all taxes, assessments and similar imposts and charges which are now, or hereafter during the effective period of this Agreement may become, a Lien, charge or encumbrance upon any of the Collateral except to the extent contested in good faith. If such Debtor fails to pay any such taxes, assessments or other charges as they become due the Secured Party shall have the option to do so and such Debtor agrees to repay, with interest, at the rate publicly established by Bank One, Columbus, NA or any successor thereto from time to time as its prime rate, all amounts so expended by the Secured Party.

         3.5 EXPENSES. Such Debtor will reimburse the Secured Party in accordance with the provisions of the Code for all reasonable expenses, including reasonable attorney fees and legal expenses incurred by the Secured Party in seeking to collect the Secured Obligations or any part thereof, or in pursuing any of its rights or remedies hereunder.

         3.6 LIMITATIONS ON DISPOSITIONS OF ACCOUNTS AND CONTRACTS. Such Debtor will not sell, assign, transfer or otherwise dispose of any material portion of the Accounts or Contracts, which constitute a part of the Collateral, or attempt, offer or contract to do so except, so long as no Event of Default has occurred and is continuing, for the disposition of such Accounts and Contracts in the ordinary course of business to third party purchasers without recourse to the Debtor.

         3.7 NEGATIVE PLEDGE. Such Debtor will not create or permit to be created any Lien, encumbrance or security interest of any kind (other than the Permitted Liens and the Lien in favor of the Senior Lender as provided for in the Intercreditor Agreement) on any of the Collateral other than for the benefit of the Secured Party unless authorized by the Secured Party in writing.

         3.8     NOTICES.

         The Debtors will provide the Secured Party promptly, in reasonable detail, written notice of:

                          (i) any material change in the composition of the Collateral;

                          (ii) the occurrence of any other event which is likely to have a materially adverse effect on the aggregate value of the Collateral or on the security interests created hereunder; and

                          (iii) any other notices specifically required to be given by Debtors under this Agreement.


         3.9     PRESERVATION OF COLLATERAL.

                 (a) The Debtors will warrant and defend the title to the Collateral against all claims and demands of all Persons except Persons claiming, by, through or under the Secured Party. Except as otherwise permitted herein, the Debtors will not assign, sell, lease, or permit any of the same to occur with respect to the Collateral. The Debtors will not create, assume or suffer to exist any Lien on the Collateral other than Permitted Liens (as hereinafter defined) and the Debtors shall pay or discharge, at their own cost and expense, any and all claims, Liens or charges other than Permitted Liens and the Lien in favor of the Senior Lender as provided for in the Intercreditor Agreement. As used herein, "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien, assignment or charge of any kind.

                 (b) Secured Party may, in its sole discretion, discharge or obtain the release of any security interest, Lien, claim or encumbrance against the Collateral, other than a Permitted Lien. All sums so paid by the Secured Party shall be payable, on demand, by Debtors to Secured Party and shall constitute a part of the Secured Obligations.

                 (c) The Debtors shall advise the Secured Party promptly, in reasonable detail, of any Lien or claim, other than Permitted Liens, made or asserted against any of the Collateral and of any event affecting the Secured Party's security interest in the Collateral.

         3.10 CHIEF EXECUTIVE OFFICE. The chief executive office of each Debtor is located at the locations specified in Exhibit A and all its records related to its Collateral are, and will continue to be, kept in such office. The Debtors shall give the Secured Party and any collateral agent thirty (30) days advance written notice of any change of such office address or of any change in the location of the records concerning the Collateral, and, with respect to such change, shall take all action as may be necessary to maintain the security interest granted hereunder at all times fully perfected and in full force and effect.

SECTION 4.       INDEMNIFICATION.

         4.1 INDEMNIFICATION OF SECURED PARTY. The Debtors agree to indemnify, protect and hold harmless the Secured Party and its assigns, directors, officers, employees, agents or representatives (each an "Indemnified Party") from and against all losses, damages, injuries, liabilities, claims, suits, obligations, penalties, actions, judgments, costs, interest and demands of any kind or nature whatsoever (all the foregoing losses, damages, etc. are the "Indemnified Liabilities"), and expenses in connection therewith (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnified Party shall be designated a party thereto) arising out of, in connection with, or as the result of any claim for injury or damage arising from the operation, use, condition, possession, storage or repossession of any of the Collateral, or any claim relating to any laws, rules or regulations, or the entering into or performance of this Agreement and the Note, the enforcement of any rights hereunder or thereunder, the retention by the Secured Party of a security interest in the Collateral, provided, however, that the Debtors shall have no obligation to so indemnify any Indemnified Party for any indemnified liabilities arising from its willful misconduct or gross negligence. The foregoing indemnity shall survive the termination of this Agreement and payment in full of the Secured Obligations.

         4.2 COSTS AND EXPENSES. Subject to Section 12(c) of the Purchase Agreement, any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Secured Party, in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of financing statements and other documents (including all taxes in connection with the filing and recording of such documents) in public offices, the payment or discharge of any taxes relating to the Collateral or imposed upon the Debtors, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or the enforcing, foreclosing, retaking, holding, storing, processing, selling or otherwise realizing upon the Collateral and the security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this





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
Security Agreement relates, shall be borne and paid by the Debtors on demand by the Secured Party and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest commencing five days from the date Debtors receive demand therefor, at the default rate prescribed in the Purchase Agreement.

SECTION 5.       TERMINATION.

         The security interest of Secured Party in the Collateral shall be deemed to be terminated when the Secured Obligations have been paid in full as provided for in the Purchase Agreement at which time the Secured Party shall, at the Debtors' expense, execute and deliver to the Debtors at their expense all Code termination statements and such similar documents or proper instrument or instruments which the Debtors shall reasonably request to evidence such termination and release of Collateral.

SECTION 6.       RECORDATION AND FILING.

                 (a) Each Debtor agrees to execute, deliver and pay the reasonable costs of filing any financing statement or other notices appropriate under applicable law in respect of the security interest created pursuant to this Security Agreement which may at any time be required or be deemed by the Secured Party to be necessary or desirable and to execute such other documents as the Secured Party shall reasonably request with respect to the security interest created hereunder. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such Lien or security interest, each Debtor shall, at its reasonable cost and expense, cause the same to be re-recorded and/or refiled at the time and in the manner requested by the Secured Party.

                 (b) A carbon, photostatic or other reproduction of this Agreement shall be sufficient as a financing statement even though only the original hereof contains an original signature.

SECTION 7.       WAIVERS.

         Each Debtor waives demand, presentment and protest. No delay or omission or forbearance by the Secured Party in exercising any rights under this Agreement, the Note or the Purchase Agreement shall operate as a waiver of the rights of the Secured Party under this Agreement, the Note or the Purchase Agreement or of any other rights and shall not affect, discharge, diminish or impair any Debtor's obligations hereunder or the Secured Obligations. Waiver on any one occasion shall not be construed as a bar to or waiver of any rights or remedies on any future occasion. All the Secured Party's rights and remedies, whether evidenced hereby or by any other agreement or note, shall be cumulative and may be exercised singularly or concurrently.

SECTION 8.       SECURITY INTEREST ABSOLUTE.

                 All rights of the Secured Party and all obligations of the Debtors hereunder shall be absolute and unconditional irrespective of:

         8.1 any lack of validity or enforceability of the Note or any other agreement or instrument governing or evidencing any Secured Obligations;

         8.2 any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

         8.3 any other circumstance which might otherwise constitute a defense available to, or a discharge of, any of the Debtors.

SECTION 9.       RELEASE.

         The Debtors consent and agree that the Secured Party may at any time, or from time to time, release and/or surrender all or any of the Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Secured Party or its agent in connection with all or any of the Secured Obligations, all in such manner and upon such terms as the Secured Party may deem proper, and without notice to or further assent from the Debtors; it being hereby agreed that the Debtors shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Collateral, and notwithstanding any such exchange, surrender or release. The Debtors hereby waive notice of acceptance of this Agreement, and promptness in commencing suit against any Party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Debtors.

SECTION 10.      MISCELLANEOUS.

         10.1    RULES OF CONSTRUCTION.  The rules of construction set forth in
Section 12(i) of the Purchase Agreement are applicable to this Agreement.

         10.2 NOTICES. The notice provisions set forth in Section 2(j) of the Purchase Agreement are applicable to this Agreement.

         10.3 SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         10.4 AMENDMENTS. Any amendment or modification of this Agreement shall be effective only if evidenced by a written instrument executed by duly authorized representatives of the Parties hereto. Any waiver by a Party of its rights hereunder shall be effective only if evidenced by a written





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
instrument executed by a duly authorized representative of such Party. In no event shall such waiver of any rights hereunder constitute the waiver of such rights in any future instance unless the waiver so specifies in writing.

         10.5 SUCCESSORS AND ASSIGNS. Whenever any of the Parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such Party; and all the covenants, promises and agreements in this Security Agreement contained by or on behalf of the Debtors shall bind and inure to the benefit of the successors and assigns of such Parties.

         10.6 FURTHER ACTS AND DOCUMENTS. Each of the Parties hereby agrees to execute and deliver such further instruments and to do such further acts and things as may be necessary or desirable to carry out the purposes of this Agreement.

         10.7 COUNTERPARTS. This Agreement may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together constituting only one Agreement.

         10.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF OHIO.

         10.9    WAIVER OF JURY TRIAL.   THE SECURED PARTY AND THE DEBTORS,
AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE NOTE OR ANY RELATED INSTRUMENT OR AGREEMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE NOTE, OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY OF THEM ("LITIGATION"). NEITHER THE SECURED PARTY NOR THE DEBTORS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE SECURED PARTY OR THE DEBTORS EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

         10.10   CONSENT TO JURISDICTION, VENUE AND SERVICE OF PROCESS.
THE SECURED PARTY AND THE DEBTORS, EACH AFTER HAVING CONSULTED OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY: (I) CONSENTS TO THE JURISDICTION OF THE COMMON PLEAS COURT OF FRANKLIN COUNTY, OHIO AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF OHIO, EASTERN DIVISION WITH RESPECT TO ANY LITIGATION; (II) WAIVES ANY OBJECTIONS TO THE VENUE OF ANY LITIGATION IN EITHER SUCH COURT; (III) AGREES NOT TO COMMENCE ANY LITIGATION EXCEPT IN ONE OR THE OTHER OF SUCH COURTS AND AGREES NOT TO CONTEST THE REMOVAL OF ANY LITIGATION COMMENCED IN ANY OTHER COURT TO ONE OR THE OTHER OF SUCH COURTS; (IV) AGREES NOT TO SEEK TO REMOVE, BY CONSOLIDATION OR OTHERWISE, ANY LITIGATION COMMENCED IN EITHER OF SUCH COURTS TO ANY OTHER COURT; AND (V) WAIVES PERSONAL SERVICE OF PROCESS IN CONNECTION WITH ANY LITIGATION AND CONSENTS TO SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL IN ACCORDANCE WITH





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
APPLICABLE LAW. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE SECURED PARTY OR THE DEBTORS EXCEPT BY WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

         The parties have executed and delivered this Agreement effective as of the day and year first above written.

DEBTORS:                                  SECURED PARTY:

NDE ENVIRONMENTAL                         BANC ONE CAPITAL PARTNERS, L.P.
CORPORATION
                                          By: BOCP Corporation,General Partner
By:   /s/ JAY ALLEN  CHAFFEE
   --------------------------------
Its:      Chairman of the Board           By:   /s/ JAMES H. WOLFE
    -------------------------------            ------------------------------
                                          Name:     James H. Wolfe
                                             --------------------------------
TANKNOLOGY/NDE CORPORATION                Its:      Authorized Signer
                                              -------------------------------
By:   /s/ JAY ALLEN  CHAFFEE
   --------------------------------
Its:      Chairman of the Board
    -------------------------------


USTMAN INDUSTRIES, INC.

By:   /s/ JAY ALLEN  CHAFFEE
   --------------------------------
Its:      Chairman of the Board
    -------------------------------


PROECO, INC.

By:   /s/ JAY ALLEN  CHAFFEE
   --------------------------------
Its:      Chairman of the Board
    -------------------------------


TANKNOLOGY CANADA (1988), INC.

By:   /s/ JAY ALLEN  CHAFFEE
   --------------------------------
Its:      President
    -------------------------------




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